                          AMENDMENT TO
             NEW ENGLAND ELECTRIC SYSTEM COMPANIES
                   DEFERRED COMPENSATION PLAN



     Pursuant to the provisions of Article V of the New England Electric System Companies' Deferred Compensation Plan, said Plan is hereby amended effective as of December 1, 1997, by inserting a new Section 4.04(K) to read as follows:

          "K. Annuity Payments. Notwithstanding any provision of the Plan to the contrary, any Participant who has a Spouse (as defined in the Qualified Plan) who is receiving payment (or who has the right to receive payment) in the form of a single life annuity, may elect with the consent of the Benefits Committee, and in accordance with the procedures specified in this paragraph, to change his or her form of payment to a contingent annuitant option of actuarial equivalent value, with his or her Spouse as a contingent annuitant with an option of 50%, 66 2/3%, or 100% of the amounts previously payable to the Participant. The amount of benefit payment to the Participant and the Spouse under this option will be determined in accordance with the applicable provisions of the Qualified Plan for converting a single life annuity to such a contingent annuitant option. In the case of such a Participant who is currently receiving payment in the form of a single life annuity, the election and consent described in this paragraph shall be irrevocable and must occur, in accordance with procedures prescribed by the Committee by an established date, to be effective with respect to annuity payments commencing on and after January 1, 1998. In the case of such a Participant who has the right to receive payment in the form of a single life annuity but who has not commenced to receive such payment, such irrevocable election and consent must occur in accordance with such procedures at least 30 days prior to his or her benefit commencement date. The Participant must waive all death benefits provided hereunder."



                              /s/ George M. Sage
                              __________________________________________
                              Chairman
                              Pursuant to Vote of November 24, 1997, of
                              the Compensation Committee

                          AMENDMENT TO
             NEW ENGLAND ELECTRIC SYSTEM COMPANIES
                   DEFERRED COMPENSATION PLAN


     Pursuant to the provisions of Article V of the New England Electric System Companies' Deferred Compensation Plan, said Plan is hereby amended effective as of December 1, 1997, as follows:

     Section 4.04(A) is amended to read:

          "4.04     Payment of Balances.

          (A)  Election of Time of Payment.

               (i) At the time of electing to defer Compensation, in accordance with subsection 4.01(A), the Participant shall also elect whether to receive payment after ten years or upon Termination of Service on or after the date when the Participant could first commence receiving benefits under the Qualified Plan.

               (ii) Six months or more prior to the scheduled commencement of payment(s) (or later if Termination of Service is unplanned but not after commencement of payments), a Participant, who has previously elected to receive payment on the date when he or she could first commence receiving benefits under the Qualified Plan, may request the Benefits Committee, at its sole discretion, to approve a change in the payout schedule to either a lump sum, or three, five, or ten annual payments commencing with the first payment of benefits under the Qualified Plan."

     Section 4.04(C) is amended to read:

          "(C) Payments at Retirement. If the Participant has elected payment on the date when he or she could first commence receiving benefits under the Qualified Plan, the Participant's full Cash and Share Account Balances shall be paid in ten annual payments (or if the Participant has elected at the time of electing the deferral, in a lump sum or in three, five, or ten annual payments) commencing at such date."



                              /s/ George M. Sage
                              ________________________________________
                              Chairman
                              Pursuant to Vote of November 24, 1997, of
                              the Compensation Committee

                          AMENDMENT TO
             NEW ENGLAND ELECTRIC SYSTEM COMPANIES'
                   DEFERRED COMPENSATION PLAN



     Pursuant to the provisions of Article V of the New England Electric System Companies' Deferred Compensation Plan, Section 4.03(H) of said Plan is hereby amended effective as of February 28, 1998, to read as follows:

          (H) Form of Payments. Except as provided herein, any distribution from a Cash Account will be in cash. Any distribution from a Share Account will be in the form of Shares. Transaction costs associated with the sale of Shares at the time of distribution will be reimbursed by the Company.



                              /s/ George M. Sage
                              _________________________________________
                              Chairman
                              Pursuant to Vote of February 24, 1998, of
                              the Compensation Committee